Goodwill	12 Months Ended
Dec. 31, 2022
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL
5. GOODWILL
The following table sets forth the change in the carrying amount of goodwill for the Company for the year ended December 31, 2022:

January 1, 2021	$5,377
Change	—

December 31, 2021	5,377
Impairment charge	(5,377)

December 31, 2022	$—

On the Company’s annual goodwill impairment testing date of November 1, 2022 management performed an impairment evaluation of goodwill after assessing qualitative factors that indicated a possible impairment of goodwill. Under the qualitative assessment, management considers relevant events and circumstances including but not limited to macroeconomic conditions, industry and market considerations, overall Company performance and events directly affecting the Company. It was noted during our assessment that the Company has experienced a sustained decline in stock price, however as of November 1, 2022 the Company determined that goodwill was not impaired. Subsequently in December 2022, the Company’s stock price continued to decline, resulting in a triggering event to evaluate goodwill for impairment as of December 31, 2022. As a result, further quantitative analysis was conducted to determine the extent to which, if any, the Company’s carrying value exceeded its fair value as of December 31, 2022. The quantitative analysis used fair value based on market capitalization adjusted for a control premium based on market comparable transactions. This quantitative analysis resulted in the Company’s fair value being significantly below its carrying value, resulting in a non-cash
goodwill impairment charge o
f
$5.4 million being recorded for the year ended December 31, 2022.